VIA EDGAR

Securities and Exchange Commission 100 F. Street, N.E. Washington, D.C. 20549-0506

Re:	Separate Account VA L

File No. 811- 21087, CIK 0001143316

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA L, a unit investment trust registered under the Act, recently mailed to its contract owners the annual reports for the following underlying management investment companies: AEGON/Transamerica Series Trust, AIM Variable Insurance Funds, Franklin Templeton Variable Insurance Products Trust, Columbia Funds Variable Insurance Trust, MFS® Variable Insurance Trust, and Putnam Variable Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On March 8, 2007, AEGON/Transamerica Series Trust, filed its annual report with the Commission via EDGAR (CIK: 0000778207);

•	On February 23, 2007, AIM Variable Insurance Funds filed its annual report with the Commission via EDGAR (CIK: 0000896435);

•	On March 1, 2007, Franklin Templeton Variable Insurance Products Trust filed its annual report with the Commission via EDGAR (CIK: 0000837274);

•	On February 27, 2007, Columbia Funds Variable Insurance Trust filed its annual report with the Commission via EDGAR (CIK: 0000815425);

•	On February 28, 2007, MFS® Variable Insurance Trust filed its annual report with the Commission via EDGAR (CIK: 0000918571);

Securities and Exchange Commission

•	On February 28, 2007, Putnam Variable Trust filed its annual report with the Commission via EDGAR (CIK: 0000822671);

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Transamerica Life Insurance Company